As filed with the Securities and Exchange Commission on May 29, 2020

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23476

DoubleLine Yield Opportunities Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

Semi-Annual Report March 31, 2020

DoubleLine Yield Opportunities Fund

NYSE: DLY

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	March 31, 2020	3

Chairman’s Letter	(Unaudited) March 31, 2020

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Yield Opportunities Fund (NYSE: DLY, the “Fund”) for the commencement date through March 31, 2020. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please do not hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Yield Opportunities Fund

May 1, 2020

4	DoubleLine Yield Opportunities Fund

Financial Markets Highlights	(Unaudited) March 31, 2020

•	Emerging Markets (EM) Debt

For the 6-month period ended March 31, 2020, U.S. Dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, respectively, posted significant negative returns. Spreads were broadly tighter in the fourth quarter of 2019 and January 2020, but widened significantly in late February and the first three weeks of March as global markets, including EM, felt the impact of an economic shutdown due to the governmental and market reaction to the spread of COVID-19. While all the regions across both indices posted negative returns over the period, Europe and Asia had the least negative returns in the sovereign index, while Asia and the Middle East outperformed regional peers in the corporate index, as measured by the EMBI and CEMBI. Africa was the worst performing region for both the sovereign and corporate indices. For the period, EM Investment Grade (IG) credits significantly outperformed their High Yield (HY) counterparts in both the EMBI and CEMBI.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2020, spreads were significantly wider for Non-Agency MBS. The market was digesting potential outcomes including the probability of many homeowners struggling to make payments and potential forbearance scenarios. Net issuance reached approximately $60 billion over the period, outpacing the same period one year ago of $42 billion. Issuance largely consisted of: Non-performing loans/Re-performing loans, Prime Jumbo, Credit Risk Transfers, and Non-Qualified Mortgages. Refinancing activity remained elevated during the period. Given the material credit spread widening and general market volatility in March 2020, we believe that new issuance across the sector will be muted for the foreseeable future. We believe mortgage servicers are the focal point during this time as borrowers pursue forbearance. Servicers must advance principal and interest payments under particular circumstances but servicers may not have the capital to do so for a prolonged period of time. Any expansion in the Term Asset-Backed Securities Loan Facility (TALF) program by the Fed to include Non-Agency MBS would be a relief for this market. Any support for mortgage servicers directly would also be supportive and perhaps stymie further deleveraging from Real Estate Investment Trusts (REITs) receiving margin calls based upon this bearish premise.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2020, new issue CMBS spreads were wider alongside broader spreads in credit and equity indices and a sharp decline in interest rates, as a result of market volatility associated with the governmental and market reaction to COVID-19. New issuance of $66.9 billion in CMBS priced during the period, as compared to $41.9 billion from October 2018 through March 2019. As a result of the year end volatility experienced in December 2018, issuers generally made a concerted effort to market as many deals during the first half of the fourth quarter of 2019. Although 2020 got off to a record start with $11.9 billion pricing in January 2020, there was a material slowdown in new issuance in March. For the period, spreads on 10-year AAA last cash flows (LCFs) and BBB- bonds widened materially, especially over a span of the last two weeks. This was largely liquidity driven as fund redemptions and levered CMBS investors created a liquidity vacuum for CMBS bonds as supply flooded the secondary market with limited dealer support. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate (CRE) loans had fallen in 20 of the last 26 months as of period end, and was at 2.07%, 44 bps lower than it was at the start of the reporting period. However, we would note that this is backwards looking and we would presume the delinquency rate will increase. The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 0.85% during the period, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 3.33%. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 2.95% on the national level for the period ended February 29, 2020, as compared to 3.51% over the prior reporting period.

•	U.S. High Yield (U.S. HY)

For the 6-month period ended March 31, 2020, the Bloomberg Barclays U.S. Corporate High Yield Index returned -10.40%. Intermediate-maturity bonds returned -10.40%, underperforming long maturity bonds, which returned -9.78%. Higher-rated bonds outpaced those with lower ratings, as BB-rated bonds returned -7.95%, single-B bonds returned -10.70%, and CCC-rated bonds returned -17.58%. For the period, notable outperformers by industry were Wireless, Pharmaceuticals, and Apartment REITs. Notable underperformers over the period were Oil Field Services, Independent Energy, and Retail REITs.

•	Bank Loans

For the 6-month period ended March 31, 2020, the S&P/LSTA Leveraged Loan Index returned -11.54%, with the sharp decline driven entirely by the -12.37% return in March. Consistent with the negative returns, higher quality credits outperformed lower quality credits.

Semi-Annual Report	March 31, 2020	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2020

BB-rated loans returned -9.64%, ahead of B-rated loans (-11.89%) and CCC-rated loans (-21.78%). The weighted average bid price of the Index ended March at 82.85, down 14% from the end of September 2019. The trailing 12-month default rate, by issuer count, remains low but was up modestly from 1.58% in September 2019 to 2.02% in March 2020, as reported by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2020, the CLO market saw $45.67 billion in new issuance. October was the busiest month in the period, contributing $10.43 billion of the total. Although refinancing and reset activity was muted on average, it increased substantially in February. Of the 6-month period’s $31.89 billion in refinancing & reset volume, 61% came to market in February as CLO managers tried to capitalize on tight pricing levels. While spreads remained flat to slightly tighter from the start of October through February month-end, they widened significantly in March as the market reacted to broader economic concerns surrounding COVID-19. Spreads up and down the capital stack ended March at levels nearly double where they began the period, resulting in a -6.95% total return according to the J.P. Morgan CLO Total Return Level Index. Secondary trading volumes were modest, but surged in March as managers looked to source liquidity and buying opportunities given the lull in new issuance. CLO fundamentals, while mixed over the period, ended in a weakened state. Market value metrics deteriorated given the loan sell-off in mid-March, while corporate rating downgrades and distressed rates crept higher. The final week of the period saw signs of some stabilization with the intervention of the Fed as loan prices rallied and spreads tightened from recent wides.

•	Asset-Backed Securities (ABS)

For the 6-month period ended March 31, 2020, the Bloomberg Barclays U.S. ABS Index returned 0.18% and ABS gross new issuance totaled approximately $109 billion. Until the governmental and market reaction to the COVID-19 pandemic towards the end of the period, the “Phase One” trade agreement between the U.S. and China as well as easier monetary policy from the Fed helped drive positive total returns for ABS. The actions taken by governments in response to the COVID-19 pandemic took an especially large toll on certain ABS sectors such as aviation debt and U.S. consumer-related debt. A historic decline in commercial air travel as well as an uptick in unemployment in the U.S. were clear headwinds for these ABS sectors.

6	DoubleLine Yield Opportunities Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2020

For the period since inception on February 26, 2020 through March 31, 2020, the DoubleLine Yield Opportunities Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) return of 0.13%. In the weeks after the Fund’s inception of investment operations, market risks, including those arising out of the COVID-19 pandemic, began to stoke fears of a global recession and caused significant declines in risk assets of all types. The primary driver of the Fund’s underperformance relative to the Index was asset allocation. The Index maintained a roughly 40% allocation to U.S. Treasuries and a 27% allocation to Agency MBS. These were two of the top absolute performing sectors in the fixed income landscape during March, amidst a nearly universal flight-to-quality. The Fund, which invests in higher yielding securities, did not maintain a large allocation to U.S. Treasuries or Agency MBS, leading to underperformance. Given that the market selloff followed soon after proximity of the Fund’s inception date, the Fund preserved a large cash allocation over this period in order to maintain the ability to take advantage of the new and still-developing dislocations in the market.

Period Ended 3-31-20	Since Inception* (Not Annualized)

Net Asset Value (NAV) Return	-13.55%

Market Price Return	-5.00%

Bloomberg Barclays U.S. Aggregate Bond Index	0.13%

*	Incepted February 26, 2020.

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2020 and are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. An investment in the Fund involves certain risks arising from, among other things, the Fund’s ability to invest without limit in debt securities that are at the time of investment rated below investment grade or unrated securities judged by DoubleLine to be of comparable quality (a category of investment that includes securities commonly referred to as “high yield” securities or “junk bonds”). Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due. An investment in the Fund is also subject to the risk of the use of leverage. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments. Additional principal risks for the Fund can be found in the prospectus.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting https://doublelinefunds.com/yield-opportunities-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Basis Point (bps)—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Semi-Annual Report	March 31, 2020	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2020

Bloomberg Barclays U.S. ABS Index —This index represents the ABS component of the Bloomberg Barclays U.S. Aggregate Index. It includes securities whose value and income payments are derived from and collateralized (“or backed”) by a specified pool of underlying assets including credit cards, auto loans, etc.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. Corporate High Yield Index—This index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Barclays U.S. High Yield Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays U.S. High Yield Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindices of the Bloomberg Barclays U.S. Corporate High Yield Index.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

J.P. Morgan CLO Total Return Level Index—This index holistically captures the USD-denominated CLO market, representing over 3000 instruments at a total par value of US $236.1 billion. It allows market participants to track securitized loan market valuations.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of U.S-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

Moody’s/RCA Commercial Property Price Index (CPPI)—An Index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This Index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Yield Opportunities Fund

Standardized Performance Summary	(Unaudited) March 31, 2020

DLY
DoubleLine Yield Opportunities Fund Returns as of March 31, 2020	Since Inception (Not Annualized) (2-26-20 to 3-31-20)

Total Return based on NAV	-13.55%

Total Return based on Market Price	-5.00%

Bloomberg Barclays U.S. Aggregate Bond Index	0.13%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2020	9

Schedule of Investments DoubleLine Yield Opportunities Fund	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 3.5%

	JOL Air Ltd.,
4,373,144	Series 2019-1-B	4.95%	^	04/15/2044	2,857,063

	LendingClub Receivables Trust,
11,327,000	Series 2020-5A-B	7.50%	^	03/15/2046	10,473,239

	Mosaic Solar Loan Trust,
9,306,974	Series 2017-1A-R1	0.00%	^	06/20/2042	7,714,309

	START Ireland,
1,737,083	Series 2019-1-C	6.41%	^	03/15/2044	1,151,057

	Start Ltd.,
4,759,034	Series 2018-1-A	4.09%	^	05/15/2043	3,436,998

	Vantage Data Centers Issuer LLC,
3,157,813	Series 2018-1A-A2	4.07%	^	02/16/2043	3,149,883

	Total Asset Backed Obligations (Cost $31,675,252)				28,782,549

BANK LOANS 5.3%

	Air Medical Group Holdings, Inc.,
997,449	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	4.93%		04/28/2022	932,615

	Allied Universal Holdco LLC,
500,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	5.24%		07/10/2026	465,000

	Almonde, Inc.,
3,250,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.28%		06/13/2024	2,808,536

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
330,000	(3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.95%		09/02/2024	222,750
2,670,000	(1 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	8.50%		09/02/2024	1,802,250

	Asurion LLC,
2,000,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	7.49%		08/04/2025	1,853,750

	Avaya, Inc.,
3,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	4.95%		12/16/2024	2,587,500

	Bell Ring Brands LLC,
1,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 1.00% Floor)	6.00%		10/21/2024	942,500

	BI-LO LLC,
2,000,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.00% Floor)	9.74%		05/31/2024	1,644,000

	Boxer Parent Company, Inc.,
1,500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	5.85%		10/02/2025	1,261,313

	Brand Energy & Infrastructure Services, Inc.,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.06%		06/21/2024	405,545

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Castle US Holding Corporation,
500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.20%	01/27/2027	407,503

	Connect U.S. Finco LLC,
3,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%	12/11/2026	2,418,750

	Dun & Bradstreet Corporation,
1,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	4.96%	02/06/2026	908,750

	EAB Global, Inc.,
498,728	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	5.74%	11/15/2024	407,835

	Getty Images, Inc.,
1,987,092	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.50%	02/19/2026	1,614,512

	HC Group Holdings, Inc.,
500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%	08/06/2026	422,500

	Hyland Software, Inc.,
1,000,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.99%	07/07/2025	917,500

	ION Trading Technologies SARL,
2,244,260	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.07%	11/21/2024	1,870,221

	Kindred Healthcare, Inc.,
2,992,405	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	6.00%	07/02/2025	2,543,544

	Klockner-Pentaplast of America, Inc.,
2,244,246	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%	06/30/2022	1,589,060

	Kronos, Inc.,
1,000,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.25%)	10.00%	11/01/2024	940,000

	Millennium Trust Company LLC,
3,989,924	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.99%	03/27/2026	3,384,773

	MLN US HoldCo LLC,
1,000,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	5.49%	11/28/2025	715,000

	Numericable U.S. LLC,
500,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	4.70%	08/14/2026	478,750

	Panther BF Aggregator LP,
997,494	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	4.44%	04/30/2026	917,694

	Pregis Topco LLC,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	4.99%	07/31/2026	440,000

	RegionalCare Hospital Partners Holdings, Inc.,
838,471	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.74%	11/14/2025	782,926

10	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Staples, Inc.,
854,335	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	6.02%		04/16/2026	682,613

	Sunshine Luxembourg VII SARL,
500,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.32%		10/01/2026	455,000

	The Edelman Financial Center LLC,
3,250,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	7.68%		07/20/2026	2,505,750

	TIBCO Software Inc,
1,000,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.66%		03/03/2028	955,000

	Trident TPI Holdings, Inc.,
3,000,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 1.00% Floor)	4.32%		10/17/2024	2,520,000

	Total Bank Loans (Cost $49,542,715)				42,803,440

COLLATERALIZED LOAN OBLIGATIONS 2.3%

	Buttermilk Park Ltd.,
750,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.58%	^	10/15/2031	468,869

	Carlyle Global Market Strategies Ltd.,
1,000,000	Series 2014-3RA-A1A (3 Month LIBOR USD + 1.05%)	2.84%	^	07/27/2031	922,934

	GoldenTree Loan Management Ltd.,
5,000,000	Series 2019-6A-E (3 Month LIBOR USD + 5.22%, 5.22% Floor)	6.98%	^	01/20/2033	2,805,345

	Highbridge Loan Management Ltd.,
1,550,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	4.72%	^	10/20/2029	1,126,493

	ICG Ltd.
1,000,000	Series 2017-2A-A1 (3 Month LIBOR USD + 1.28%)	3.09%	^	10/23/2029	940,232

	Midocean Credit Partners,
1,000,000	Series 2014-3A-A3A2 (3 Month LIBOR USD + 0.97%, 0.97% Floor)	2.79%	^	04/21/2031	919,361

	Northwoods Capital Ltd.,
1,000,000	Series 2018-17A-A (3 Month LIBOR USD + 1.06%, 1.06% Floor)	2.86%	^	04/22/2031	915,041

	Octagon Investment Partners Ltd.,
4,000,000	Series 2019-1A-E (3 Month LIBOR USD + 6.79%, 6.79% Floor)	8.61%	^	07/20/2032	2,649,308

	Venture Ltd.,
4,000,000	Series 2015-20A-CR (3 Month LIBOR USD + 1.90%)	3.73%	^	04/15/2027	3,555,000

	Voya Ltd.,
2,000,000	Series 2018-4A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	8.13%	^	01/15/2032	1,280,740

	Webster Park Ltd.,
1,000,000	Series 2015-1A-DR (3 Month LIBOR USD + 5.50%, 5.50% Floor)	7.32%	^	07/20/2030	574,033

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wellfleet Ltd.,
1,000,000	Series 2017-2A-A1R (3 Month LIBOR USD + 1.06%)	1.93%	^	10/20/2029	960,082
1,850,000	York Ltd.	3.90%	^±	10/22/2029	1,591,000

	Total Collateralized Loan Obligations (Cost $22,358,103)				18,708,438

FOREIGN CORPORATE BONDS 4.8%
875,000	Aeropuerto Argentina S.A.	6.88%		02/01/2027	509,981
1,000,000	AES Argentina Generacion S.A.	7.75%		02/02/2024	572,250
1,000,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	764,500
1,000,000	Alpha Holdings S.A.	9.00%	^	02/10/2025	697,500
2,000,000	Altice France Holding S.A.	6.00%	^	02/15/2028	1,774,360
2,000,000	ARD Finance S.A. (PIK 9.13%)	6.50%	^	06/30/2027	1,728,900
200,000	Braskem Finance Ltd.	7.38%	†	04/07/2020	172,061
1,000,000	C&W Senior Financing DAC	7.50%		10/15/2026	923,032
	C10 Capital SPV Ltd.
1,000,000	(3 Month LIBOR USD + 4.71%)	6.16%	†	06/30/2020	792,500
1,400,000	Canacol Energy Ltd.	7.25%		05/03/2025	1,216,257
200,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	180,112
2,000,000	Connect Finco LLC	6.75%	^	10/01/2026	1,660,000
1,000,000	Credivalores-Crediservicios SAS	8.88%	^	02/07/2025	754,500
1,000,000	CSN Islands Corporation	6.75%	^	01/28/2028	644,990
1,000,000	Docuformas SAPI de C.V.	10.25%		07/24/2024	688,755
1,000,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	710,585
6,500,000	Garda World Security Corporation	9.50%	^	11/01/2027	5,846,425
1,000,000	Geopark Ltd.	5.50%		01/17/2027	482,500
1,000,000	Gilex Holding Sarl	8.50%		05/02/2023	859,245
1,000,000	Gol Finance S.A.	7.00%		01/31/2025	450,000
1,000,000	Gran Tierra Energy, Inc.	7.75%		05/23/2027	261,250
798,000	JBS Investments GMBH	6.25%		02/05/2023	790,024
2,500,000	JSL Europe S.A.	7.75%		07/26/2024	1,818,863
5,000,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	4,143,725
2,500,000	Latam Finance Ltd.	7.00%		03/01/2026	1,152,562
2,300,000	MARB BondCo PLC	7.00%		03/15/2024	2,067,114
1,000,000	Medco Bell Pte Ltd.	6.38%	^	01/30/2027	592,494
1,000,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	918,958
1,000,000	Oi S.A. (PIK 4.00%)	10.00%		07/27/2025	691,245
1,000,000	Operadora de Servicios Mega S.A.	8.25%	^	02/11/2025	688,750
1,000,000	Transportadora de Gas del Sur S.A.	6.75%		05/02/2025	728,260
200,000	TV Azteca SAB	8.25%		08/09/2024	141,951
1,000,000	Unifin Financiera S.A.B. de C.V.	8.38%		01/27/2028	615,750
1,000,000	Unigel Luxembourg S.A.	8.75%		10/01/2026	605,000
1,000,000	Vedanta Resources Finance PLC	9.25%		04/23/2026	425,000
602,000	VTR Finance B.V.	6.88%		01/15/2024	562,870
500,000	Walnut Bidco PLC	9.13%		08/01/2024	397,500
1,000,000	Yuzhou Properties Company Ltd.	7.38%		01/13/2026	812,447

	Total Foreign Corporate Bonds (Cost $50,783,448)				38,842,216

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	11

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)	(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.1%
666,667	Dominican Republic International Bond	7.50%		05/06/2021	668,673

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $657,016)				668,673

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 8.7%

	Atrium Hotel Portfolio Trust,
1,623,000	Series 2018-ATRM-F (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.70%	^	06/15/2035	1,195,428

	Bancorp Commercial Mortgage Trust,
5,000,000	Series 2019-CRE6-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	5.05%	^	09/15/2036	4,296,605

	BANK,
18,317,000	Series 2018-BN12-XE	1.50%	#^ I/O	05/15/2061	1,717,475
6,978,000	Series 2018-BN12-XF	1.50%	#^ I/O	05/15/2061	630,393
20,061,456	Series 2018-BN12-XG	1.50%	#^ I/O	05/15/2061	1,600,643
18,522,000	Series 2019-BN16-XF	1.14%	#^ I/O	02/15/2052	1,448,920
9,261,000	Series 2019-BN16-XG	1.14%	#^ I/O	02/15/2052	710,161
4,631,000	Series 2019-BN16-XH	1.14%	#^ I/O	02/15/2052	340,587
6,366,937	Series 2019-BN16-XJ	1.14%	#^ I/O	02/15/2052	417,365

	BCMS Mortgage Trust,
10,000,000	Series 2018-RRI-F (1 Month LIBOR USD + 4.65%, 4.65% Floor)	5.35%	^	02/15/2033	8,161,946

	BX Trust,
5,100,000	Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.95%	^	07/15/2034	3,893,431

	Citigroup Commercial Mortgage Trust,
5,000,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	4.35%	^	12/15/2036	3,174,136

	CSAIL Commercial Mortgage Trust,
13,238,000	Series 2020-C19-XD	1.23%	#^ I/O	03/15/2053	1,080,446

	CSMC Trust,
7,058,000	Series 2017-PFHP-F (1 Month LIBOR USD + 4.49%, 4.49% Floor)	5.19%	^	12/15/2030	5,904,103

	CSWF Trust,
4,820,597	Series 2018-TOP-G (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.95%	^	08/15/2035	3,587,054
4,382,361	Series 2018-TOP-H (1 Month LIBOR USD + 3.41%, 3.41% Floor)	4.12%	^	08/15/2035	3,228,636

	GS Mortgage Securities Corporation Trust,
4,932,807	Series 2018-HULA-G (1 Month LIBOR USD + 3.40%, 3.40% Floor)	4.10%	^	07/15/2025	3,711,311
5,000,000	Series 2019-70P-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	2.45%	^	10/15/2036	4,248,898

	GS Mortgage Securities Trust,
3,064,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	2,315,988

	MFT Trust,
600,000	Series 2020-ABC-D	3.48%	#^	02/06/2030	331,466

	Morgan Stanley Capital Trust,
5,861,367	Series 2007-HQ13-AJ	6.32%	#	12/15/2044	5,788,100
5,000,000	Series 2019-PLND-G (1 Month LIBOR USD + 3.65%, 3.65% Floor)	4.35%	^	05/15/2036	4,004,486

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Tharaldson Hotel Portfolio Trust,
4,050,401	Series 2018-THL-F (1 Month LIBOR USD + 3.95%, 4.04% Floor)	4.96%	^	11/11/2034	3,378,914

	UBS Commercial Mortgage Trust,
5,000,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	5.54%	^	02/15/2032	3,902,030

	Wachovia Bank Commercial Mortgage Trust,
2,092,020	Series 2005-C21-E	5.02%	#^	10/15/2044	2,009,362

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $85,135,851)				71,077,884

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%

	Vericrest Opportunity Loan Trust,
8,648,776	Series 2019-NPL5-A1A	3.35%	^§	09/25/2049	7,504,364

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $7,093,840)				7,504,364

US CORPORATE BONDS 8.3%
5,925,000	Allied Universal Holding Company	9.75%	^	07/15/2027	5,625,002
1,500,000	AMC Merger, Inc.	8.00%	^	05/15/2025	875,617
7,000,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	6,646,500
2,000,000	Banff Merger Sub, Inc.	9.75%	^	09/01/2026	1,775,150
1,365,000	CSI Compressco LP	7.50%	^	04/01/2025	926,501
2,000,000	Dealer Tire LLC	8.00%	^	02/01/2028	1,615,000
2,202,000	Embarq Corporation	8.00%		06/01/2036	2,191,706
2,000,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	1,884,940
500,000	Front Range BidCo, Inc.	6.13%	^	03/01/2028	477,813
3,550,000	Lions Gate Capital Holdings LLC	6.38%	^	02/01/2024	3,150,518
2,800,000	NFP Corporation	6.88%	^	07/15/2025	2,778,916
215,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	182,346
4,000,000	Ortho-Clinical Diagnostics Inc.	7.25%	^	02/01/2028	3,469,600
4,000,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	3,129,922
3,500,000	Prime Security Services Borrower LLC	6.25%	^	01/15/2028	3,045,000
3,000,000	Radiology Partners, Inc.	9.25%	^	02/01/2028	2,619,748
2,000,000	Resideo Funding, Inc.	6.13%	^	11/01/2026	1,760,150
2,000,000	Scientific Games International, Inc.	7.25%	^	11/15/2029	1,248,900
1,468,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	1,067,926
2,290,000	Trident TPI Holdings, Inc.	9.25%	^	08/01/2024	1,920,726
6,300,000	Triumph Group, Inc.	7.75%		08/15/2025	4,528,093
3,500,000	Uber Technologies, Inc.	8.00%	^	11/01/2026	3,475,614
4,000,000	Verscend Escrow Corporation	9.75%	^	08/15/2026	4,022,780
5,000,000	West Street Merger Sub, Inc.	6.38%	^	09/01/2025	4,395,850
5,000,000	Wolverine Escrow LLC	9.00%	^	11/15/2026	4,090,025
390,000	Yum! Brands, Inc.	7.75%	^	04/01/2025	410,475

	Total US Corporate Bonds (Cost $76,501,376)				67,314,818

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 2.0%

	Federal Home Loan Mortgage Corporation,
9,250,000	Series 2020-DNA1-B2 (1 Month LIBOR USD + 5.25%)	6.20%	^	01/25/2050	3,332,261

12	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2020

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
3,000,000	Series 2020-DNA2-B2 (1 Month LIBOR USD + 4.80%, 4.80% Floor)	5.75%	^	02/25/2050	1,058,427
1,200,000	Series 2020-HQA2-B1 (1 Month LIBOR USD + 4.10%)	4.91%	^	03/25/2050	518,440
22,000,000	Series 2020-HQA2-B2 (1 Month LIBOR USD + 7.60%)	8.41%	^	03/25/2050	8,605,410
14,004,615	Series 4119-SC (1 Month LIBOR USD + 6.15%, 6.15% Cap)	5.45%	I/F I/O	10/15/2042	2,439,951
	Total US Government and Agency Mortgage Backed Obligations (Cost $37,251,753)				15,954,489

SHORT TERM INVESTMENTS 76.1%
159,609,314	First American Government Obligations Fund—Class U	0.47%	♦		159,609,314
159,609,314	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	0.36%	♦		159,609,314
159,609,314	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	0.26%	♦		159,609,314
20,000,000	United States Treasury Bills	0.00%	‡	04/28/2020	19,999,513
20,000,000	United States Treasury Bills	0.00%	‡	05/28/2020	19,996,746
20,000,000	United States Treasury Bills	0.00%	‡	06/25/2020	19,996,328
40,000,000	United States Treasury Bills	0.00%	‡	07/30/2020	39,985,967
40,000,000	United States Treasury Bills	0.00%		08/27/2020	39,982,076

	Total Short Term Investments (Cost $618,716,748)				618,788,572

	Total Investments 112.0% (Cost $979,716,102)				910,445,443
	Liabilities in Excess of Other Assets (12.0)%				(97,624,221)

	NET ASSETS 100.0%				$812,821,222

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	76.1%
Non-Agency Commercial Mortgage Backed Obligations	8.7%
US Corporate Bonds	8.3%
Bank Loans	5.3%
Foreign Corporate Bonds	4.8%
Asset Backed Obligations	3.5%
Collateralized Loan Obligations	2.3%
US Government and Agency Mortgage Backed Obligations	2.0%
Non-Agency Residential Collateralized Mortgage Obligations	0.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.1%
Other Assets and Liabilities	(12.0)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Short Term Investments	76.1%
Non-Agency Commercial Mortgage Backed Obligations	8.7%
Asset Backed Obligations	3.5%
Healthcare	2.4%
Collateralized Loan Obligations	2.3%
Commercial Services	2.2%
US Government and Agency Mortgage Backed Obligations	2.0%
Telecommunications	1.5%
Containers and Glass Products	1.2%
Aerospace & Defense	1.1%
Consumer Products	1.0%
Finance	0.9%
Non-Agency Residential Collateralized Mortgage Obligations	0.9%
Retailers (other than Food/Drug)	0.9%
Media	0.9%
Electronics/Electric	0.8%
Financial Intermediaries	0.7%
Technology	0.7%
Business Equipment and Services	0.6%
Transportation	0.6%
Automotive	0.6%
Energy	0.4%
Utilities	0.3%
Insurance	0.2%
Diversified Manufacturing	0.2%
Food/Drug Retailers	0.2%
Building and Development (including Steel/Metals)	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Mining	0.1%
Food Products	0.1%
Real Estate	0.1%
Chemical Products	0.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.1%
Chemicals/Plastics	0.1%
Food Service	0.1%
Other Assets and Liabilities	(12.0)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2020.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2020.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2020.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	13

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)	(Unaudited) March 31, 2020

†	Perpetual Maturity.

I/O	Interest only security.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

♦	Seven-day yield as of March 31, 2020.

‡	All or a portion of this security has been pledged as collateral.

CREDIT DEFAULT SWAPS
Reference Entity	Counterparty	Buy/Sell Protection	Financing Rate Paid or Received	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Upfront Payments/ (Receipts)	Value	Unrealized Appreciation (Depreciation)
Markit CMBX.NA.AAA.10	JP Morgan Securities LLC	Sell	Received	0.50%	Monthly	11/17/2059	(20,000,000)	$15,722	$(219,343)	$(235,065)
Markit CMBX.NA.AAA.10	Morgan Stanley	Sell	Received	0.50%	Monthly	11/17/2059	(20,000,000)	72,944	(219,343)	(292,287)
Markit CMBX.NA.BB.12	JP Morgan Securities LLC	Sell	Received	5.00%	Monthly	08/17/2061	(2,500,000)	(226,616)	(1,226,448)	(999,832)
Markit CMBX.NA.BB.11	JP Morgan Securities LLC	Sell	Received	5.00%	Monthly	11/18/2054	(2,500,000)	(182,334)	(1,197,972)	(1,015,638)
Markit CMBX.NA.A.11	JP Morgan Securities LLC	Sell	Received	2.00%	Monthly	11/18/2054	(6,500,000)	40,170	(983,170)	(1,023,340)
Markit CMBX.NA.A.10	Morgan Stanley	Sell	Received	2.00%	Monthly	11/17/2059	(10,000,000)	104,118	(1,337,064)	(1,441,182)
Markit CMBX.NA.A.10	JP Morgan Securities LLC	Sell	Received	2.00%	Monthly	11/17/2059	(16,500,000)	197,659	(2,206,154)	(2,403,813)
Markit CMBX.NA.A.11	Morgan Stanley	Sell	Received	2.00%	Monthly	11/18/2054	(20,000,000)	55,218	(3,025,141)	(3,080,359)
Markit CMBX.NA.BBB-.10	Morgan Stanley	Sell	Received	3.00%	Monthly	11/17/2059	(15,000,000)	(983,921)	(4,173,885)	(3,189,964)
Markit CMBX.NA.BBB-.10	JP Morgan Securities LLC	Sell	Received	3.00%	Monthly	11/17/2059	(80,000,000)	(3,327,300)	(22,260,720)	(18,933,420)
Markit CMBX.NA.BBB-.11	JP Morgan Securities LLC	Sell	Received	3.00%	Monthly	11/18/2054	(100,000,000)	(4,930,567)	(31,843,830)	(26,913,263)

								$(9,164,907)	$(68,693,070)	$(59,528,163)

14	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) March 31, 2020

ASSETS
Investments in Securities, at Value *	$291,656,871
Short Term Investments, at Value*	618,788,572
Interest Receivable	3,862,437
Receivable for Investments Sold	156,556
Prepaid Expenses and Other Assets	2,292
Total Assets	914,466,728

LIABILITIES
Net Unrealized Depreciation on Swaps	59,528,163
Payable for Investments Purchased	31,783,934
Upfront Receipts for Swaps	9,164,907
Investment Advisory Fees Payable	978,749
Professional Fees Payable	123,528
Accrued Expenses	28,645
Administration, Fund Accounting and Custodian Fees Payable	28,026
Trustees Fees Payable (See Note 7)	9,554
Total Liabilities	101,645,506
Commitments and Contingencies (See Note 2 and Note 8)
Net Assets	$812,821,222

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$470
Additional Paid-in Capital	940,099,530
Undistributed (Accumulated) Net Investment Income (Loss)	995,597
Accumulated Net Realized Gain (Loss) on Investments	524,447
Net Unrealized Appreciation (Depreciation) on:
Investments in Securities	(69,270,659)
Swaps	(59,528,163)
Total Distributable Earnings (Loss) (See Note 5)	(127,278,778)
Net Assets	$812,821,222

*Identified Cost:
Investments in Securities	$360,999,354
Short Term Investments	618,716,748

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	47,005,000
Net Asset Value per Share	$17.29

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	15

Statement of Operations	(Unaudited) For the Period Ended March 31, 2020[1]

INVESTMENT INCOME
Income:
Interest	$2,234,926
Total Investment Income	2,234,926

Expenses:
Investment Advisory Fees	1,046,625
Professional Fees	123,528
Administration, Fund Accounting and Custodian Fees	28,025
Shareholder Reporting Expenses	21,488
Transfer Agent Expenses	4,251
Trustees Fees	9,554
Insurance Expenses	2,254
Miscellaneous Expenses	2,252
Registration Fees	1,352
Total Expenses	1,239,329

Net Investment Income (Loss)	995,597

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on:

Investments in Securities	2,221

Swaps	522,226

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Securities	(69,270,659)
Swaps	(59,528,163)
Net Realized and Unrealized Gain (Loss) on Investments	(128,274,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(127,278,778)

[1]	Commenced operations on February 26, 2020.

16	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

Period Ended March 31, 2020[1] (Unaudited)

OPERATIONS
Net Investment Income (Loss)	$995,597
Net Realized Gain (Loss) on Investments	524,447
Net Change in Unrealized Appreciation (Depreciation) on Investments	(128,798,822)
Net Increase (Decrease) in Net Assets Resulting from Operations	(127,278,778)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	940,100,000

Total Increase (Decrease) in Net Assets	$812,821,222

NET ASSETS
Beginning of Period	$—
End of Period	$812,821,222

[1]	Commenced operations on February 26, 2020.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	17

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2020[1]

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(127,278,778)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(362,396,608)
Proceeds from Disposition of Long Term Investments	1,465,785
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(618,632,234)
Net Amortization (Accretion) of Premiums/Discounts	(150,824)
Net Upfront (Payments) Receipts	9,164,907
Net Realized (Gain) Loss on Investments in Securities
Investments in Securities	(2,221)
Net Change in Unrealized (Appreciation) Depreciation on:
Investments in Securities	69,270,659
Swaps	59,528,163
(Increase) Decrease in:
Receivable for Investments Sold	(156,556)
Interest Receivable	(3,862,437)
Prepaid Expenses and Other Assets	(2,292)
Increase (Decrease) in:
Payable for Investments Purchased	31,783,934
Investment Advisory Fees Payable	978,749
Trustee Fees Payable	9,554
Accrued Expenses	28,645
Administration, Fund Accounting and Custodian Fees Payable	28,026
Professional Fees Payable	123,528
Net Cash Provided By (Used In) Operating Activities	(940,100,000)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Proceeds from fund shares sold	940,100,000
Net Cash Provided By (Used In) Financing Activities	940,100,000

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

[1]	Commenced operations on February 26, 2020.

18	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights	(Unaudited)

Period Ended March 31, 2020[1] (Unaudited)

Net Asset Value, Beginning of Period	$20.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[2]	0.02
Net Gain (Loss) on Investments (Realized and Unrealized)	(2.73)
Total from Investment Operations	(2.71)
Net Asset Value, End of Period	$17.29
Market Price, End of Period	$19.00
Total Return on Net Asset Value[3]	(13.55)%[6]
Total Return on Market Price[4]	(5.00)%[6]

Supplemental Data:

Net Assets, End of Period (000’s)	$812,821
Ratios to Average Net Assets:
Expenses, including interest expense	1.55% [5]
Net Investment Income (Loss)	1.24% [5]
Portfolio Turnover Rate	1% [6]

[1]	Commenced operations on February 26, 2020.
[2]	Calculated based on average shares outstanding during the period.
[3]

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[4]

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[5]	Annualized
[6]	Not Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2020	19

Notes to Financial Statements	(Unaudited) March 31, 2020

1.  Organization

DoubleLine Yield Opportunities Fund (the “Fund”) is organized as a non-diversified, limited term, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The Fund was organized as a Massachusetts business trust on September 17, 2019 and commenced operations on February 26, 2020. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DLY”. The Fund’s investment objective is to seek a high level of total return, with an emphasis on current income.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, February 25, 2032 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the “Board”) may, by a vote of the majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as such term is defined in the Fund’s Second Amended and Restated Agreement and Declaration of Trust (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including the eighteenth month after the initial Dissolution Date, which later date shall then become the Dissolution Date. At the Dissolution Date, each holder of common shares of beneficial interest (“Common Shareholder”) would be paid a pro rata portion of the Fund’s net assets as determined as of the Dissolution Date. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all Common Shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below $200 million (the “Dissolution Threshold”), the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as otherwise scheduled.

The Fund sold and issued 5,000 shares of beneficial interest at $20.00 per share to DoubleLine Asset Management Company LLC (“DAMCO”), a wholly owned subsidiary of DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”). The Fund issued 46,000,000 common shares of beneficial interest in its initial public offering at $20.00 per share. During the period, the Fund issued an additional 1,000,000 common shares at $20.00 per share in connection with the underwriter’s over-allotment option.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

20	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2020

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Fund’s holdings in whole loans, securitizations and certain other types of alternative lending-related instruments may be valued based on prices provided by a third-party pricing service.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by an independent pricing service. Where an active secondary market does not exist to a reliable degree in the judgment of the Adviser, such loans will be valued at fair value based on certain factors.

In respect of certain commercial real estate-related, residential real estate-related and certain other investments for which a limited market may exist, the Fund may value such investments based on appraisals conducted by an independent valuation advisor or a similar pricing agent. However, an independent valuation firm may not be retained to undertake an evaluation of an asset unless the NAV, market price and other aspects of an investment exceed certain significance thresholds.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board. The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

Semi-Annual Report	March 31, 2020	21

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2020:

Category

Investments in Securities

Level 1

Money Market Funds	$478,827,942

Total Level 1	478,827,942

Level 2

Other Short Term Investments	139,960,630

Non-Agency Commercial Mortgage Backed Obligations	71,077,884

US Corporate Bonds	67,314,818

Bank Loans	42,803,440

Foreign Corporate Bonds	38,842,216

Asset Backed Obligations	28,782,549

Collateralized Loan Obligations	18,708,438

US Government and Agency Mortgage Backed Obligations	15,954,489

Non-Agency Residential Collateralized Mortgage Obligations	7,504,364

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	668,673

Total Level 2	431,617,501

Total Level 3	—

Total	$910,445,443

See the Schedule of Investments for further disaggregation of investment categories.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

22	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2020

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2020, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2020, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.35% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DAMCO, a wholly owned subsidiary of the Adviser, owned 5,000 shares of the Fund as of March 31, 2020. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2020, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $362,396,608 and $1,465,785 respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

Semi-Annual Report	March 31, 2020	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2020

	Shares	Amount

Shares Sold	47,005,000	$940,100,000

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	47,005,000	$940,100,000

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $9,554 from the Fund during the period ended March 31, 2020. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $9,554 which includes $9,462 in current fees (either paid in cash or deferred) and an increase of $92 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.   Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Fund’s use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended March 31, 2020 is as follows:

Average Notional Balance

Credit Default Swaps - Sell Protection	(59,528,163)

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or

24	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2020

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index. Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statement of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statement of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statement of Operations.

The Fund’s derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statement of Assets and Liabilities for the period ended March 31, 2020 was as follows:

	Derivatives not accounted for as hedging instruments

Statement of Assets and Liabilities Location	Credit Risk	Total

Net Unrealized Appreciation (Depreciation) on:
Swaps	$(59,528,163)	$(59,528,163)

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2020 was as follows:

	Derivatives not accounted for as hedging instruments

Statement of Operations Location	Credit Risk	Total

Net Realized Gain (Loss) on:
Swaps	$522,226	$522,226

	Derivatives not accounted for as hedging instruments

Statement of Operations Location	Credit Risk	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(59,528,163)	$(59,528,163)

10.  Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2020 the Fund held the following derivative instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$59,528,163	$—	$59,528,163	$59,528,163	$—	$—

Semi-Annual Report	March 31, 2020	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

11.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

No prior history:  The Fund is a newly organized, non-diversified, limited term closed-end management investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business.

•

Market discount risk:  The price of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

Limited term and tender offer risk:  Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes a tender offer and converts to perpetual existence, the Fund will terminate on or about February 25, 2032 (the “Dissolution Date”). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

•

Leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that a leveraging strategy will be used by the Fund or that it will be successful.

•	Liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

Portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

Valuation risk:  the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

•

Investment and market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets, like other market investments, may move up or down, sometimes rapidly and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

Issuer non-diversification risk:  As a non-diversified fund, the Fund may invest its assets in a smaller number of issuers than may a diversified fund. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. Some of the issuers in which the Fund invests also may present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivatives transactions with a limited number of counterparties.

•

Credit risk:  Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. The Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type

26	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2020

of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly referred to as “high yield” securities and “junk” bonds) and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

Interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	Debt securities risk: In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

°

Redemption risk :  Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

°

Extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

Spread risk:  Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

°

Limited voting rights:  Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

°

Prepayment/reinvestment risk:  the risk that income may decline when the Fund invests proceeds from investment income, sales of portfolio securities or matured, traded, pre-paid or called debt obligations, negatively effecting dividend levels and market price, NAV and/or overall return of the common shares.

•

Mortgage-backed securities risks:  include the risks that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

Foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	Foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

Emerging markets risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner

Semi-Annual Report	March 31, 2020	27

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•

Collateralized debt obligations (“CDOs”) risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), Collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

Asset-backed securities investment risk:  Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default.

•

Credit default swaps risk:  Credit default swaps provide exposure to one or more reference obligations but involve greater risks than investing in the reference obligation directly, and expose the Fund to liquidity risk, counterparty risk and credit risk. A buyer of a credit default swap will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation(s).

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities.

•

Sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

Loan risk:  the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the Fund’s investments in loans may be subject to risks associated with collateral impairment or access and risks associated with investing in unsecured loans; (xi) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; (xiii) loans may be difficult to value and may be illiquid, which may

28	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2020

adversely affect an investment in the Fund. Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

•

Below investment grade/high yield securities risk:  Debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity.

•

Defaulted securities risk:  the risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties.

•

Real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

LIBOR risk:  the terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR, reduce the effectiveness of new hedges placed against existing LIBOR-based investments, increased costs for certain LIBOR-related instruments or financing transactions and cause prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

•

Derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the underlying investment; or when used for hedging purposes, derivative will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

Counterparty risk:  the risk that the Fund will be subject to credit risk presented with respect to the counterparties to derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

Semi-Annual Report	March 31, 2020	29

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2020

•

Unrated securities Risk:  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating and value. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

•

Structured products and structured notes risk:  the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

Issuer risk:  Issuer risk is the risk that the market price of securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting securities markets generally, particular industries represented in those markets, or the issuer itself.

•

Market disruption and geopolitical risk:  the risk that markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity, which may cause the Fund to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.

•

Tax risk:  in order to qualify as a regulated investment company under the Code, the Fund must meet requirements regarding, among other things, the source of its income. Certain investments do not give rise to qualifying income for this purpose. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

Operational Risk:  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

12.  Subsequent Events

On April 14, 2020 the Fund issued an additional 900,000 common shares at $20.00 per share in connection with the underwriter’s over-allotment option.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

30	DoubleLine Yield Opportunities Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2020

At the November 21, 2019 meeting (the “Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of DoubleLine Yield Opportunities Fund (the “Fund”), the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (“Independent Trustees”) voting separately, approved an Investment Management Agreement (the “Agreement”) between the Fund and DoubleLine Capital LP (the “Adviser”). In connection with its consideration of the Investment Management Agreement, the Board also formally considered and approved a proposed form of Investment Management Agreement between the Adviser and one or more wholly-owned subsidiaries of the Fund that may be formed by the Fund (the “Subsidiary Agreement” and together with the Investment Management Agreement, the “Agreements”).

The Trustees’ determination to approve the Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Fund and the Independent Trustees.

The Trustees considered a wide range of materials, including information previously or contemporaneously provided to the Trustees in connection with their oversight of the existing DoubleLine funds (collectively with the Fund, the “DoubleLine Funds Complex”) and the annual consideration of the renewal of the advisory contracts across the DoubleLine Funds Complex. The Trustees also discussed the nature, extent, and quality of the Adviser’s overall services to be provided to the Fund, including the expertise and experience of its investment personnel. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience, and responsibilities of the portfolio managers and other key personnel who would be involved in the day-to-day activities of the Fund. The Trustees noted that the Fund had not commenced operations at the time of the Meeting and had no historical investment performance. However, the Trustees considered the performance and operations of the other funds in the DoubleLine Funds Complex, including two other closed-end funds that the Adviser manages.

The Trustees considered the terms of the proposed Agreements, and reviewed the proposed services the Adviser would provide under the Agreements. The Trustees considered that DoubleLine would provide or procure a variety of other services in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, and assistance with accounting. The Trustees also considered the structure of the Fund’s and the Adviser’s respective compliance programs, including the policies and procedures of the Fund and the Adviser, with which they were familiar from their service as Trustees of the DoubleLine Funds Complex. The Board also considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts and net new issuances. The Trustees also noted that there were additional portfolio management challenges in managing a closed-end fund with a limited term that do not generally apply to most open-end funds, such as those associated with less liquid holdings, management of the use of leverage, issues relating to trading of the Fund’s shares on a national exchange, and management of the Fund’s dividend payments. The Trustees concluded that it appeared the Adviser would have, or have available to it, a sufficient quality and depth of personnel, resources, and investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreements and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Trustees considered the proposed structure and level of the Fund’s advisory fees. In this regard, the Trustees considered, among other information, that the Adviser’s management fee would be based on a percentage of the Fund’s total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings, and preferred shares that may be outstanding). The Trustees also considered comparative advisory fee and total expense information prepared by Strategic Insight (“Strategic Insight”) that compared the Fund’s proposed and estimated management fee rate and estimated total expense ratio against a variety of groups of other closed-end funds, and they considered the assumptions used in assembling that comparative information.

In evaluating the comparative management fee and total expense information that Strategic Insight assembled, the Trustees considered the information provided by Strategic Insight and DoubleLine regarding the closed-end fund market generally, including recent structural changes in that market. The information provided by Strategic Insight and DoubleLine included the recent trend towards fund sponsors assuming a greater portion of organizational and offering expenses of launching closed-end funds and assuming all of the sales and marketing related compensation for offerings of the common shares of closed-end funds. They noted also the information they were provided regarding the trend of closed-end funds adopting limited terms. They noted that a limited term closed-end fund provides a fund’s shareholders a date certain (subject to potential extension) on which they would receive their proportionate interests in the net asset value of the fund, but also limits the period during which a fund sponsor might expect to earn fees by managing the fund. In this regard, the Trustees noted that the Fund was proposed to have a term of up to fifteen years (which was later reduced to twelve years), and that that term was subject to potential extension by the Board for

Semi-Annual Report	March 31, 2020	31

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2020

a limited period of time. They noted also that DoubleLine had undertaken to bear all of the Fund’s organizational and offering expenses as well as all of the sales- and marketing-related compensation arising out of the offering of the Fund’s common shares.

The Trustees compared the Fund’s proposed management fees to peer groups assembled by Strategic Insight both without regard to the Fund’s proposed term and arrangements with respect to organizational and offering expenses and with regard to those features. The Trustees noted that the advisory fee proposed for the Fund, at 1.35%, was generally in line with or comparable to those closed-end funds that had recently launched with limited terms and organizational and offering expense arrangements similar to those of the Fund. The Trustees noted that the proposed advisory fee was generally higher, and in some cases substantially higher, than the fees of closed-end funds that had not adopted the recent structural changes in the closed-end marketplace (or that were launched prior to when those changes began to be adopted), though not unreasonably so in light of the complexity of the Fund’s proposed investment strategies and DoubleLine’s investment experience and expertise. The Trustees noted also that the Adviser expected that there would be strong demand for the Fund, that the Adviser does not manage any other accounts with substantially similar investment strategies, and that management believed that the Adviser’s proposed advisory services qualify as “premium quality” services justifying a relatively high fee. The Trustees also considered the Adviser’s representation that it believes the Fund represents good value to shareholders, in light of the expertise and experience of Messrs. Gundlach and Sherman, with whom the Board was familiar. The Trustees also considered DoubleLine’s representation that it does not seek to price its advisory fees to be the lowest priced funds, but rather to set its fee at a level that recognizes the premium brand of DoubleLine in the market and makes DoubleLine’s expertise available at a reasonable price. On the basis of these considerations and others, including the Adviser’s investment management expertise and historical performance record in fixed-income investing, the Trustees concluded that the amount of the fee proposed was reasonable.

The Trustees discussed information provided by the Adviser as to the estimated profitability to the Adviser from managing the Fund, including the assumptions used in the estimate and the difficulty in projecting the asset raise of a closed-end fund offering. In assessing profitability, the Trustees reviewed financial information provided by the Adviser and took into account both the likely direct and indirect benefits to the Adviser from managing the Fund. In evaluating the estimated profitability of the Adviser, the Trustees considered the Adviser’s estimated profitability first only after expenses associated with the performance of its obligations under the Investment Management Agreement and then, separately, after all of the organizational, offering, and other sponsorship related expenses that the Adviser expected to assume. In respect of the latter analysis, the Trustees took into account the Adviser’s proposed undertaking to bear all of the Fund’s organizational expenses and all of the costs associated with the initial public offering of the Fund’s common shares, and that, although those expenses were not strictly expenses of providing investment management services, they would reduce the profitability of the Fund to the Adviser for some period. The Trustees also took into account the significant risks that the Adviser was taking as the sponsor of the Fund, including that the Adviser proposed to bear all of the sales-related compensation payable to the members of underwriting syndicate. In considering whether to incorporate into their analysis the substantial sponsorship-related risks to be assumed by the Adviser, the Trustees considered the Adviser’s view that the proposed investment strategy would be appropriate only in a registered investment company of the closed-end type and that conditions in the marketplace essentially required that the sponsor assume the organizational expenses, offering expenses, and sales- and marketing-related expense of the Fund if the Fund’s common shares were to be made available to investors via an initial public offering, as proposed.

The Trustees considered the potential benefits to Fund shareholders of those arrangements. In that regard, the Trustees noted that, in contrast to the initial investors in certain other closed-end funds, the initial investors in the Fund would not bear any of the organizational and offering expenses of the Fund, and that, as a result, the initial investors would receive shares in the offering with a net asset value equal to the purchase price of those shares.

The Trustees concluded that, although the level of profitability of the management fee to the Adviser was potentially relatively high, it was not inappropriate in light of the Adviser’s expertise and performance and the entrepreneurial and sponsorship risk the Adviser proposed to take and the resources that the Adviser would commit to support the Fund.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed initial term.

With respect to the Subsidiary Agreement, the Board considered that the Fund is expected to utilize any subsidiary to execute the Fund’s investment strategy, and that the Adviser would provide investment management services to any subsidiary pursuant to the form of Subsidiary Agreement that is substantively identical to the Agreement. The Board noted that, while the Subsidiary is proposed to pay a separate management fee to the Adviser for investment management services, the Adviser proposed also to enter into an arrangement with the Fund, which would provide that the Adviser would waive its management fee from the Fund, or reimburse the Fund, in an amount equal to the management fee paid to the Adviser by the Subsidiary. The Trustees determined, therefore, that it was appropriate to consider the approval of the Agreements collectively.

32	DoubleLine Yield Opportunities Fund

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2020

The Fund has adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that the Fund is unable to meet its redemption obligations timely and supporting the Fund’s compliance with its limits on investments in illiquid assets. Since the program’s inception through the end of the period covered by this report, the program administrator determined that the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of the Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of the Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

*     *     *     *     *

Semi-Annual Report	March 31, 2020	33

Portfolio Managers	(Unaudited) March 31, 2020

The portfolio managers of the Fund are Jeffrey E. Gundlach (since the Fund’s inception) and Jeffrey J. Sherman (since the Fund’s inception).

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

34	DoubleLine Yield Opportunities Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2020

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	March 31, 2020	35

Dividend Reinvestment Plan (Cont.)	(Unaudited) March 31, 2020

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Yield Opportunities Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

36	DoubleLine Yield Opportunities Fund

Privacy Policy	(Unaudited) March 31, 2020

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google. com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

Semi-Annual Report	March 31, 2020	37

Privacy Policy (Cont.)	(Unaudited) March 31, 2020

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

38	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2020

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

Semi-Annual Report	March 31, 2020	39

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank National Association

1555 North Rivercenter Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DLY

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

1

Item 11.	Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13.	Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Yield Opportunities Fund

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 5/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 5/27/2020

By (Signature and Title) /s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial
Accounting Officer

Date 5/27/2020

3